INCOME TAXES - Reconciliation (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2016 USD ($)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)	Dec. 31, 2014 CNY (¥)
INCOME TAXES
Applicable tax rates (as a percent)	25.00%	25.00%	25.00%	25.00%
Reconciliation between the reported income tax expense and income tax computed by applying the statutory income tax rate
Income taxes at PRC statutory income tax rate of 25%	$ 37,873	¥ 262,954	¥ 121,305	¥ 129,837
Differential tax rates for non-PRC entities	361	2,497	340
Preferential income tax rate inside the PRC	(25,530)	(177,256)	(53,453)	(95,993)
Other rate differentials	1,442	10,000
Nondeductible share-based compensation expense	5,898	40,953	7,746	1,753
Other, net	(1,978)	(13,718)	6,266	1,793
Total income taxes	$ 18,066	¥ 125,430	¥ 82,204	¥ 37,390
Effective tax rate	12.00%	12.00%	17.00%	7.00%